Sound Point Meridian Capital, Inc.	Schedule of Investments
(Expressed in United States Dollars)	June 30, 2025 (Unaudited)

Issuer(1)(2)	Investment(3)	Acquisition Date(4)	Principal Amount	Cost	Fair Value(5)	Percentage of Net Assets
Investments at Fair Value
Collateralized Loan Obligations ‐ Debt ‐ 0.53%(6)
Structured Finance
United States(7)(8)
Ares LXVIII CLO, Ltd.	Secured Note ‐ Class F, (3M CME TERM SOFR + 10.08%, due 04/25/2035)	6/13/2024	$51,000	$51,271	$52,578	0.01%
Ares LXX CLO, Ltd.	Secured Note ‐ Class F, (3M CME TERM SOFR + 8.64%, due 10/25/2035)	6/13/2024	118,125	118,358	117,796	0.03%
KKR CLO 40, Ltd.	Secured Note ‐ Class ER, (3M CME TERM SOFR + 7.25%, due 10/20/2034)	6/13/2024	1,397,000	1,395,836	1,355,618	0.36%
Rockford Tower CLO 2022‐2, Ltd.	Secured Note ‐ Class FR, (3M CME TERM SOFR + 8.18%, due 10/20/2035)	6/13/2024	500,000	493,279	481,960	0.13%
Total Collateralized Loan Obligations ‐ Debt				$2,058,744	$2,007,952

Collateralized Loan Obligations ‐ Equity ‐ 137.50%
Structured Finance
United States(7)(8)(9)
AB BSL CLO 5, Ltd.(10)	Subordinated Note (effective yield 11.66%, maturity 1/20/2038)	11/18/2024	1,786,080	1,683,858	1,551,232	0.41%
AB BSL CLO 6, Ltd.(10)	Subordinated Note (effective yield 15.09%, maturity 7/20/2037)	5/19/2025	8,173,770	7,070,283	6,778,098	1.79%
AGL CLO 24, Ltd.(10)	Subordinated Note (effective yield 13.78%, maturity 7/25/2036)	6/13/2024	11,216,400	10,743,104	10,133,942	2.68%
AGL CLO 28, Ltd.(10)	Subordinated Note (effective yield 8.47%, maturity 1/21/2037)	6/13/2024	17,771,250	15,712,021	14,593,986	3.86%
AGL CLO 30, Ltd.(10)	Subordinated Note (effective yield 9.19%, maturity 4/21/2037)	6/13/2024	6,987,330	6,280,000	5,327,075	1.41%
AGL CLO 33, Ltd.(10)	Subordinated Note (effective yield 12.81%, maturity 7/21/2029)	7/5/2024	19,600,000	16,805,730	17,014,549	4.50%
Anchorage Capital CLO 16, Ltd.	Subordinated Note (effective yield 18.81%, maturity 1/19/2035)	6/13/2024	2,023,100	982,743	1,046,955	0.28%
Anchorage Capital CLO 18, Ltd.	Subordinated Note (effective yield 9.84%, maturity 4/15/2034)	6/13/2024	1,800,000	849,455	694,746	0.18%
Anchorage Capital CLO 24, Ltd.	Subordinated Note (effective yield 14.20%, maturity 4/15/2034)	6/13/2024	23,490,000	9,975,576	9,181,066	2.43%
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 14.17%, maturity 7/25/2037)	6/13/2024	2,677,500	2,051,423	1,977,950	0.52%
Ares LXVIII CLO, Ltd.	Subordinated Note (effective yield 17.99%, maturity 4/25/2035)	6/13/2024	3,600,000	3,639,264	3,891,959	1.03%
Ares LXX CLO, Ltd.	Subordinated Note (effective yield 14.51%, maturity 10/25/2035)	6/13/2024	10,125,000	8,277,393	8,514,113	2.25%
Bain Capital Credit CLO 2019‐4, Ltd.	Subordinated Note (effective yield 16.73%, maturity 4/23/2035)	6/13/2024	300,000	173,213	165,390	0.04%
Bain Capital Credit CLO 2022‐4, Ltd.	Subordinated Note (effective yield 15.22%, maturity 7/16/2035)	6/13/2024	12,945,000	8,382,586	8,452,826	2.24%
Bain Capital Credit CLO 2023‐1, Ltd.	Subordinated Note (effective yield 14.73%, maturity 4/16/2036)	7/16/2024	12,579,000	8,420,629	8,168,928	2.16%
Bain Capital Credit CLO 2023‐2, Ltd.	Subordinated Note (effective yield 6.10%, maturity 7/18/2036)	6/14/2024	3,690,000	3,195,709	3,106,094	0.82%
Bain Capital Credit CLO 2023‐4, Ltd.	Subordinated Note (effective yield 11.87%, maturity 10/21/2036)	6/13/2024	8,216,975	7,105,751	6,791,541	1.80%
Ballyrock CLO 23, Ltd.	Subordinated Note (effective yield 13.60%, maturity 4/25/2036)	6/13/2024	3,100,000	2,435,125	2,255,311	0.60%
Benefit Street Partners CLO IX, Ltd.	Preferred Shares (effective yield 14.24%, maturity 7/25/2025)	6/6/2025	2,250	2,232,732	2,210,625	0.59%
Benefit Street Partners CLO XV, Ltd.	Subordinated Note (effective yield 19.19%, maturity 7/18/2031)	4/24/2025	6,566,327	3,547,882	3,758,238	0.99%
Benefit Street Partners CLO XXXII, Ltd.	Subordinated Note (effective yield 18.19%, maturity 10/25/2036)	6/13/2024	19,608,000	17,030,477	16,841,900	4.46%
Benefit Street Partners CLO XXXIV, Ltd.	Subordinated Note (effective yield 11.18%, maturity 7/25/2037)	6/13/2024	13,441,800	12,365,118	10,901,434	2.89%
Birch Grove CLO 4, Ltd.	Subordinated Note (effective yield 13.65%, maturity 4/15/2034)	7/2/2024	8,600,000	7,652,739	7,389,808	1.96%
Birch Grove CLO 9, Ltd.	Subordinated Note (effective yield 10.61%, maturity 10/22/2037)	7/18/2024	6,090,000	6,378,121	5,765,038	1.53%
Carlyle US CLO 2022‐4, Ltd.	Subordinated Note (effective yield 14.62%, maturity 7/25/2034)	6/13/2024	12,241,800	11,593,315	11,289,266	2.99%
Carlyle US CLO 2022‐6, Ltd.(10)	Subordinated Note (effective yield 21.28%, maturity 10/25/2036)	6/13/2024	5,278,500	4,567,212	4,707,833	1.25%
CARLYLE US CLO 2023‐1, Ltd.	Subordinated Note (effective yield 16.03%, maturity 7/20/2035)	6/13/2024	5,384,375	4,879,314	4,980,547	1.32%
Carlyle US CLO 2023‐5, Ltd.	Subordinated Note (effective yield 10.96%, maturity 1/27/2036)	6/13/2024	8,085,225	7,014,602	6,654,706	1.76%
Carlyle US CLO 2024‐5, Ltd.(10)	Subordinated Note (effective yield 12.04%, maturity 10/25/2036)	9/26/2024	20,966,850	19,397,651	18,444,783	4.88%
CIFC Funding 2017‐I, Ltd.	Subordinated Note (effective yield 16.19%, maturity 4/21/2037)	5/14/2025	10,168,153	3,797,439	3,891,352	1.03%
Danby Park CLO, Ltd.	Subordinated Note (effective yield 14.98%, maturity 10/21/2035)	6/13/2024	117,500	502,877	344,569	0.09%
Dryden 102 CLO, Ltd.	Subordinated Note (effective yield 15.85%, maturity 10/15/2036)	2/7/2025	15,246,000	12,164,488	11,162,054	2.95%
Dryden 107 CLO, Ltd.(10)	Subordinated Note (effective yield 15.49%, maturity 8/15/2035)	6/13/2024	11,345,200	10,496,633	10,168,680	2.69%
Dryden 113 CLO, Ltd.	Income Note (effective yield 18.44%, maturity 10/20/2035)	5/14/2025	578,825	439,304	435,855	0.12%
Dryden 119 CLO, Ltd.	Subordinated Note (effective yield 8.03%, maturity 4/15/2036)	6/13/2024	2,408,000	2,238,839	1,831,693	0.48%
Dryden 83 CLO, Ltd.	Subordinated Note (effective yield 20.37%, maturity 4/18/2037)	5/6/2025	8,483,559	3,237,128	3,348,291	0.89%
Dryden 87 CLO, Ltd.	Subordinated Note (effective yield 8.42%, maturity 5/20/2034)	6/17/2024	3,000,000	1,542,426	1,176,960	0.31%
Dryden 93 CLO, Ltd.	Subordinated Note (effective yield 19.17%, maturity 1/15/2038)	6/12/2025	318,000	126,667	128,475	0.03%
Eaton Vance CLO 2019‐1, Ltd.(10)	Subordinated Note (effective yield 9.33%, maturity 4/15/2031)	6/13/2024	100,000	721,740	578,075	0.15%
Elmwood CLO 32, Ltd.	Subordinated Note (effective yield 7.67%, maturity 10/18/2037)	7/29/2024	9,690,000	8,817,855	8,172,449	2.16%
Generate CLO 12, Ltd.	Subordinated Note (effective yield 4.73%, maturity 7/20/2036)	6/13/2024	750,000	597,169	557,153	0.15%
Generate CLO 3, Ltd.	Subordinated Note (effective yield 0.37%, maturity 10/20/2029)	6/13/2024	2,422,500	1,370,304	963,622	0.26%
Generate CLO 6, Ltd.	Subordinated Note (effective yield 12.02%, maturity 1/22/2035)	6/13/2024	1,300,000	896,222	811,200	0.21%
Generate CLO 9, Ltd.	Subordinated Note (effective yield 10.89%, maturity 10/20/2034)	6/13/2024	6,360,000	4,747,701	4,200,843	1.11%
Green Lakes Park CLO LLC	Subordinated Note (effective yield 25.81%, maturity 10/25/2033)	6/13/2024	2,021,760	1,177,172	1,579,157	0.42%
KKR CLO 40, Ltd.	Subordinated Note (effective yield 3.83%, maturity 10/20/2034)	6/13/2024	9,394,000	5,804,620	4,025,329	1.07%
KKR CLO 44, Ltd.	Subordinated Note (effective yield 0.34%, maturity 1/20/2036)	6/13/2024	10,809,375	8,697,708	7,316,866	1.94%
KKR CLO 47, Ltd.	Subordinated Note (effective yield 11.02%, maturity 1/15/2038)	11/1/2024	3,567,500	3,510,226	3,103,726	0.82%
KKR CLO 48, Ltd.	Subordinated Note (effective yield 3.67%, maturity 10/20/2036)	6/13/2024	5,630,625	4,565,238	3,693,521	0.98%
KKR CLO 52, Ltd.	Subordinated Note (effective yield 11.77%, maturity 7/16/2036)	6/13/2024	2,100,000	1,862,431	1,634,997	0.43%
Lewey Park CLO, Ltd.(10)	Subordinated Note (effective yield 12.38%, maturity 10/20/2037)	9/27/2024	31,162,500	28,137,335	28,112,389	7.44	%(11)
Lodi Park CLO, Ltd.(10)	Subordinated Note (effective yield 10.85%, maturity 7/21/2037)	6/13/2024	10,593,285	9,400,096	8,756,626	2.32%
Morgan Stanley Eaton Vance CLO 2022‐17A, Ltd.(10)	Subordinated Note (effective yield 15.60%, maturity 7/20/2035)	6/13/2024	15,810,000	12,044,513	11,921,335	3.16%
Morgan Stanley Eaton Vance CLO 2022‐18, Ltd.(10)	Subordinated Note (effective yield 19.01%, maturity 10/20/2035)	6/13/2024	5,951,000	4,651,102	5,017,814	1.33%
Neuberger Berman Loan Advisers CLO 43, Ltd.	Subordinated Note (effective yield 14.70%, maturity 7/17/2035)	6/13/2024	3,250,000	2,006,436	1,964,495	0.52%
Neuberger Berman Loan Advisers CLO 54, Ltd.	Subordinated Note (effective yield 10.47%, maturity 4/23/2038)	6/13/2024	3,981,600	3,427,340	3,051,140	0.81%
Neuberger Berman Loan Advisers CLO 55, Ltd.	Subordinated Note (effective yield 8.72%, maturity 4/22/2038)	6/13/2024	1,036,000	921,369	790,313	0.21%
Neuberger Berman Loan Advisers CLO 57, Ltd.	Subordinated Note (effective yield 12.67%, maturity 10/24/2038)	9/18/2024	7,527,000	6,862,510	6,771,816	1.79%
OCP CLO 2020‐20, Ltd.	Preferred Shares (effective yield 7.24%, maturity 4/18/2037)	6/13/2024	2,000	1,519,686	1,278,520	0.34%
OCP CLO 2021‐21, Ltd.	Subordinated Note (effective yield 14.56%, maturity 7/20/2034)	6/13/2024	4,541,000	2,730,912	2,990,067	0.79%
OCP CLO 2021‐22, Ltd.	Subordinated Note (effective yield 13.17%, maturity 12/2/2034)	6/13/2024	4,632,457	2,974,650	2,914,927	0.77%
OCP CLO 2022‐24, Ltd.	Subordinated Note (effective yield 13.31%, maturity 7/20/2035)	6/13/2024	9,938,088	6,612,079	6,564,306	1.74%

Sound Point Meridian Capital, Inc.	Schedule of Investments
(Expressed in United States Dollars)	June 30, 2025 (Unaudited)

Issuer(1)(2)	Investment(3)	Acquisition Date(4)	Principal Amount	Cost	Fair Value(5)	Percentage of Net Assets
Collateralized Loan Obligations – Equity (continued)
Structured Finance (continued)
United States(7)(8)(9) (continued)
OCP CLO 2023‐28, Ltd.(10)	Subordinated Note (effective yield 12.04%, maturity 7/16/2036)	6/13/2024	$690,000	$653,986	$615,253	0.16%
OCP CLO 2024‐31, Ltd.	Subordinated Note (effective yield 4.61%, maturity 4/20/2037)	6/13/2024	4,570,160	4,377,756	3,581,542	0.95%
OCP CLO 2024‐35, Ltd.	Subordinated Note (effective yield 8.03%, maturity 10/25/2037)	8/20/2024	29,749,650	27,545,157	23,011,355	6.09	%(11)
OCP CLO 2025‐40, Ltd.	Subordinated Note (effective yield 15.32%, maturity 4/16/2038)	2/12/2025	16,712,800	14,822,945	14,551,834	3.85%
Park Blue CLO 2022‐1, Ltd.	Subordinated Note (effective yield 12.98%, maturity 10/20/2037)	1/30/2025	13,775,000	9,776,092	8,737,483	2.31%
Park Blue CLO 2024‐VI, Ltd.	Subordinated Note (effective yield 14.22%, maturity 1/25/2038)	12/16/2024	18,321,225	17,381,690	17,483,029	4.63%
Park Blue CLO 2025‐VII, Ltd.(10)	Subordinated Note (effective yield 15.64%, maturity 4/16/2025)	3/5/2025	13,076,910	12,644,544	12,265,540	3.25%
RAD CLO 24, Ltd.	Subordinated Note (effective yield 9.59%, maturity 7/20/2037)	6/13/2024	1,450,575	1,274,577	1,072,524	0.28%
RAD CLO 26, Ltd.(10)	Subordinated Note (effective yield 14.49%, maturity 10/20/2037)	8/7/2024	14,676,900	13,475,285	13,558,813	3.59%
Regatta 30 Funding, Ltd.(10)	Subordinated Note (effective yield 12.74%, maturity 1/25/2038)	11/25/2024	8,685,300	8,284,445	7,803,353	2.07%
Regatta XXI Funding, Ltd.	Subordinated Note (effective yield 12.61%, maturity 10/20/2034)	6/13/2024	2,193,000	1,417,075	1,424,397	0.38%
Regatta XXVIII Funding, Ltd.	Subordinated Note (effective yield 7.68%, maturity 4/25/2037)	6/13/2024	2,656,000	2,191,933	1,804,858	0.48%
Riverbank Park CLO, Ltd.(10)	Subordinated Note (effective yield 12.20%, maturity 1/25/2038)	12/18/2024	12,787,500	12,374,772	12,140,489	3.21%
Rockford Tower CLO 2022‐2, Ltd.(10)	Subordinated Note (effective yield 21.30%, maturity 10/20/2035)	6/13/2024	9,677,500	6,898,139	5,328,507	1.41%
Rockford Tower CLO 2023‐1, Ltd.(10)	Subordinated Note (effective yield 25.86%, maturity 1/20/2036)	6/13/2024	8,806,875	8,096,846	7,180,330	1.90%
Rockford Tower CLO 2024‐1, Ltd.(10)	Subordinated Note (effective yield 12.11%, maturity 4/20/2037)	6/13/2024	2,635,000	2,257,918	2,112,417	0.56%
Rockford Tower CLO 2025‐1, Ltd.(10)	Subordinated Note (effective yield 17.24%, maturity 3/31/2038)	2/3/2025	13,064,058	11,284,298	12,604,424	3.34%
RR 28, Ltd.	Subordinated Note (effective yield 4.18%, maturity 4/15/2120)	6/13/2024	10,802,400	5,946,036	4,875,339	1.29%
RR 36, Ltd.	Subordinated Note (effective yield 10.61%, maturity 1/15/2037)	6/13/2024	24,243,000	13,829,446	13,456,320	3.56%
Tallman Park CLO, Ltd.(10)	Subordinated Note (effective yield 9.01%, maturity 4/20/2034)	6/13/2024	1,976,000	1,215,884	1,189,054	0.31%
TCW CLO 2021‐1, Ltd.	Subordinated Note (effective yield 20.34%, maturity 3/18/2034)	6/13/2024	778,400	389,524	410,621	0.11%
Warwick Capital CLO 6, Ltd.(10)	Subordinated Note (effective yield 13.37%, maturity 7/20/2038)	5/22/2025	2,603,600	2,305,260	2,391,927	0.63%
Total Collateralized Loan Obligations ‐ Equity				547,488,849	519,447,963

Loan Accumulation Facilities ‐ 0.22%
Structured Finance
Silver Point CLO 10 Ltd Warehouse Equity WH	Loan Accumulation Facility	6/2/2025	800,240	827,990	827,990	0.22%
Total Loan Accumulation Facilities				827,990	827,990

Total Investments ‐ 138.25%				$550,375,583	$522,283,905

Liabilities in Excess of Other Assets ‐ (38.25%)					(144,503,986)
Net Assets ‐ 100.00%					$377,779,919

(1)	The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if it owned 25% or more of its voting securities and would be an “affiliate” of the portfolio company if we owned 5% or more of its voting securities.
(2)	All or a portion of the securities are pledged as collateral for the Revolving Credit Facility as of June 30, 2025.
(3)	All securities exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities”.
(4)	Acquisition date represents the initial purchase date of investment and/or the contribution date of the initial seed portfolio on June 13, 2024.
(5)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)	Country represents the principal country of risk where the investment has exposure.
(8)	The fair value of CLO equity investments are classified as Level 3 investments. See Note 3 “Investments” for further discussion.
(9)	Weighted average effective yield on cost was 12.90%.
(10)	Fair Value includes the Company’s interest in fee rebates on CLO Subordinated notes.
(11)	Holding represents over 5% of net assets.

Unfunded Commitments

The Company may make commitments to financial instruments with off‐balance sheet risk in the normal course of our business. These instruments may include commitments to purchase securities in CLOs which have priced but not yet closed. As of June 30, 2025, we believed that we had adequate financial resources to satisfy our unfunded commitments. Our unfunded commitments to purchase securities in CLOs which have not yet closed is as follows:

Issuer	Investment	Closing	Unfunded	Notional	Cost	Fair Value	Gain/Loss
Silver Point CLO 10, Ltd.	Subordinated Note (effective yield –%, maturity 7/15/2038)	7/01/2025	$1,148,915	1,335,000	$–	$–	$–
SPCLO 2025‐11A SUB	Subordinated Note (effective yield –%, maturity 7/15/2038)	8/08/2025	1,725,000	2,000,000	–	–	–
Tallman Park CLO, Ltd.	Subordinated Note (effective yield –%, maturity 4/20/2034)	7/17/2025	136,760	245,265	–	–	4,292
Total Unfunded Collateralized Loan Obligations ‐ Equity			$3,010,675		$–	$–	$4,292

Sound Point Meridian Capital, Inc. Notes to Quarterly Portfolio of Investments June 30, 2025 (Unaudited)

1. ORGANIZATION

Sound Point Meridian Capital, Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We intend to qualify annually as a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code of 1986, as amended, the (“Code”), beginning with our tax year ended September 30, 2024. We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. Sound Point Meridian Management Company, LLC, the (“Adviser”), is our investment adviser and manages our investments subject to the supervision of our board of directors. Sound Point Administration LLC, the (“Administrator”), serves as our administrator. For further detail please refer to “Note 5. Related Party Transactions.”

On June 13, 2024 (Commencement of Operations), the Company priced its initial public offering (the “IPO”) and on June 14, 2024 the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “SPMC”.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cashflow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability and are determined based on the best information available in the circumstances.

Pursuant to Rule 2a-5 under the 1940 Act adopted by the United States Securities and Exchange Commission (or “SEC”) in December 2020 (“Rule 2a- 5”), the Board of Directors (“Board”) has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company can access.

●	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Sound Point Meridian Capital, Inc. Notes to Quarterly Portfolio of Investments June 30, 2025 (Unaudited)

Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Fair Value Investments – Valuation Techniques and Inputs

Collateralized Loan Obligations

The fair value of collateralized loan obligations is determined by recently executed transactions or market price quotations (where observable) using the mean between bid and ask. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, price of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions; under such circumstances, these investments will be categorized in Level 3 of the fair value hierarchy.

Loan Accumulation Facilities

The Adviser determines the fair value of loan accumulation facilities in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). Loan accumulation facilities are typically short- to medium-term in nature and are formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to loan accumulation facilities’ governing documents, loans acquired by the loan accumulation facilities are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest less interest earned by the Company for facilitating the investment. Because the loan accumulation facilities will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the loan accumulation facilities as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) accrued interest related to the accumulation of vehicle fundings.

The Adviser categorizes loan accumulation facilities as Level 3 investments. There is no active market and prices are unobservable.

Reverse Repurchase Agreements

The Company may enter into reverse repurchase transactions for short term cash borrowing. The Company agrees to transfer securities to the Canadian Imperial Bank of Commerce (“CIBC” or the “Buyer”) against the transfer of funds back to the Company, with a simultaneous agreement by the Buyer to transfer to the Company such securities at a date certain or on demand, against the transfer of funds by Company. Outstanding borrowings are valued at cost of the transferred funds on the statement of assets and liabilities since the arrangement is short term in nature.

Fair Value – Valuation Processes

The Adviser establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable designating an internal Valuation Committee (the “Committee”) to oversee the entire valuation process of the Company’s investments. The Committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Company’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, broker quotes, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME

Securitization Vehicle and Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investments sold are recorded based on the specific identification method. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Premiums and discounts are amortized using the effective interest method over the lives of the respective investments.

Sound Point Meridian Capital, Inc. Notes to Quarterly Portfolio of Investments June 30, 2025 (Unaudited)

CLO Equity

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield, based on the estimated cash flow expected to be collected over the life of the investment. It is the Company’s policy to update the effective yield for CLO equity investment no less than quarterly.

CLO Debt

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. As of June 30, 2025, the Company did have any investments in its portfolio on non-accrual status.

Loan Accumulation Facilities

Loan accumulation facilities recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in loan accumulation facilities) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value.

Other Income

Other income includes distributions from fee letters associated with portfolio investments. Distributions from fee letters are an enhancement to the return on CLO equity investments recorded as other income when received. The Company may also earn success fees associated with its investments in loan accumulation facilities, which are contingent upon the closing of a CLO and issuance of its securities; such fees are earned and recognized when the repayment is completed. The Company also earns income on its cash balance, which is swept into an overnight sweep account at the close of business each day and then returned as cash the following business day.

Deferred Issuance Costs

Deferred issuance costs consist of fees and expenses incurred in connection with the Preferred Shares (refer to Note 7 “Mandatory Redeemable Preferred Stock”). Amortization of deferred issuance costs are recorded as an expense on the Statement of Operations on a straight-line basis.

3. INVESTMENTS

Fair value measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 1. The following table presents information about the Company’s assets measured at fair value as of June 30, 2025:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Loan Obligations ‐ Debt	$–	$–	$2,007,952	$2,007,952
Collateralized Loan Obligations ‐ Equity	–	–	519,447,963	519,447,963
Loan Accumulation Facilities	–	–	827,990	827,990
Total	$–	$–	$522,283,905	$522,283,905

Financial instruments disclosed, but not carried, at fair value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried at fair value as of June 30, 2025 and the level of each financial liability within the fair value hierarchy:

Sound Point Meridian Capital, Inc. Notes to Quarterly Portfolio of Investments June 30, 2025 (Unaudited)

Financial Instruments	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series A 2024 8%	$55,765,184	$57,776,000	$–	$57,776,000	$–
Revolving Credit Facility	85,000,000	85,000,000	–	–	85,000,000
Total	$140,765,184	$142,776,000	$–	$57,776,000	$85,000,000

Transfers into and out of Level 3 generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 for additional information related to the fair value hierarchy and valuation techniques and inputs. There were no transfers into or out of Level 3 investments during the period ended June 30, 2025.

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of June 30, 2025:

Asset	Fair Value as of June 30, 2025	Valuation Methodology	Unobservable Inputs	Range	Weighted Average*
CLO Equity	$514,700,629	Market quotes(1)	NBIM(2)	38.3% ‐ 108.1%	75.62%
CLO Fee Notes	4,747,334	Discounted Cash Flow(3)	Discount rate	15.0%	15.00%
CLO Debt	2,007,952	Market quotes	NBIM	96.4% ‐ 103.1%	97.18%
Loan Accumulation Facilities	827,990	Recent Transactions	Yield	59.35%	N/A
Total	$522,283,905

*	Weighted average calculations are based on fair value of investments.
(1)	The Company relies on non‐binding mid prices, sourced from independent pricing services such as Markit or brokers/dealers, as a key input for determining the fair value of CLO debt and equity investments as of the valuation date. These prices may be adjusted to reflect any pending equity distributions and/or general market performance. The prices are evaluated by the Valuation Committee alongside additional input from the investment team and reports provided by the independent trustees of each CLO. The Company conducts market appropriateness evaluations on each position provided by these sources, with scenario analysis and assumptions that are recalibrated by market information and trading levels.
(2)	Market Quotes received are Non‐Binding Indicative Mid Prices (“NBIM”), which are not directly observable, as they are provided by third parties with independent rationale as to selection of market‐based inputs used to derive the prices, as well as expert judgement relating to the calibration and/or weighting of those inputs.
(3)	The Company values fee rebate side letters based on the negotiated rebates and fee holidays.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The above table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of June 30, 2025. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

The following table shows the aggregate changes in fair value of the Company’s Level 3 investments during the period ended June 30, 2025:

	Asset Type
	Collateralized Loan Obligations - Debt	Collateralized Loan Obligations - Equity	Loan Accumulation Facilities	Total
Balance as of March 31, 2025	$1,987,136	$492,884,184	$8,843,849	$503,715,169
Amortization	(259)	(7,097,618)	(626,099)	(7,723,976)
Realized Gain/(Loss)	–	(135,769)	–	(135,769)
Change in Unrealized Appreciation/Depreciation	21,075	(978,370)	–	(957,295)
Purchases	–	35,377,189	18,582,740	53,959,929
Sales Proceeds	–	(601,653)	(25,972,500)	(26,574,153)
Transfer into Level 3	–	–	–	–
Transfer Out of Level 3	–	–	–	–
Balance as of June 30, 2025	$2,007,952	$519,447,963	$827,990	$522,283,905
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2025	$21,075	$(978,370)	$–	$(957,295)

Sound Point Meridian Capital, Inc. Notes to Quarterly Portfolio of Investments June 30, 2025 (Unaudited)

Purchase and Sales of Investment Securities

The cost of purchases and proceeds from the sale of securities, other than short‐term securities, for the period ended June 30, 2025 were as follows:

Company	Purchases of Securities(1)	Proceeds From Sales of Securities
Sound Point Meridian Capital Inc.	$27,987,430	$601,653

(1)	Purchases include the net of purchases and sales proceeds for loan accumulation facilities.

4. risks and uncertainties

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit‐related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of senior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceeds its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Sound Point Meridian Capital, Inc. Notes to Quarterly Portfolio of Investments June 30, 2025 (Unaudited)

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result, under certain circumstances, in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facility Investment Risk

The Company may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark‐to‐market losses, and other risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Sound Point Meridian Capital, Inc. Notes to Quarterly Portfolio of Investments June 30, 2025 (Unaudited)

5. commitments and CONTINGENCIES

As of June 30, 2025, the Company had one unfunded commitment to purchase a CLO equity security related to existing investments in loan accumulation facilities. This unfunded commitment totaled $3,010,675. The Company is committed to purchasing the security once the loan accumulation facility has closed.

The total commitment amount does not necessarily represent future cash requirements. The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

6. REVOLVING Credit Facility

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stockholders. The Company’s leverage strategy may not ultimately be successful.

On July 8, 2024, the Company entered into a $100,000,000 revolving credit facility with Canadian Imperial Bank of Commerce (the “Revolving Credit Facility”), which may be increased up to $125,000,000 at the option of existing and/or new lenders (the “Commitment Amount”). The Revolving Credit Facility is secured by a first-priority perfected security interest in substantially all of the assets of the Company, including, without limitation, all eligible portfolio investments of the Company, subject to certain exceptions. Borrowings under the Revolving Credit Facility bear interest at term SOFR plus a margin of 3.75% per annum.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility, or (ii) the scheduled maturity date of July 8, 2026, which may be extended for an additional period of up to 364 days pursuant to the terms thereof.

As of June 30, 2025, the Company had outstanding borrowings of $85,000,000 at a blended current yield of 8.07%. The interest expense for the period ending June 30, 2025 on the Revolving Credit Facility was $1,518,715, inclusive of any unused fee $0, and is recorded in interest expense on the Statement of Operations.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

7. MANDATORY REDEEMABLE PREFERRED STOCK

The Company issued 2,300,000 of mandatorily redeemable preferred stock, at a par value of $0.001 per share, and had 2,300,000 shares outstanding at June 30, 2025. During the period ended June 30, 2025, the Company had the following series of preferred stock outstanding: 8.00% Series A 2024 Term Preferred Shares.

The Company is required to redeem all of the outstanding Series A Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Series A Preferred Shares without the prior unanimous vote or consent of the holders of such Series A Preferred Shares. At any time on or after the optional redemption date, at the Company’s sole option, the Company may redeem the Series A Preferred Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Series A Preferred Shares. The Company, with the authorization by the Board, may repurchase any of the Series A Preferred Shares from time to time in the open market and effectively extinguish the debt. As of June 30, 2025, there were no accumulated but unpaid dividends on the Company’s Series A Preferred Shares.

Sound Point Meridian Capital, Inc. Notes to Quarterly Portfolio of Investments June 30, 2025 (Unaudited)

Series A 2024 8%
Shares outstanding at June 13, 2024
(commencement of operations)	–
Shares issued	2,300,000
Shares redeemed	–
Shares outstanding at June 30, 2025	2,300,000

Series A 2024 8%
Principal value	$57,500,000
Deferred issuance cost	(1,734,816)
Carrying value	$55,765,184
Fair value(1)	$57,776,000
Fair value price per share(1)	$25.12

(1)	Represents the June 30, 2025 closing market price per share of Series A Preferred Shares on NYSE

8. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrowings from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrow as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Revolving Credit Facility as of June 30, 2025:

As of June 30, 2025
Total Assets	$524,429,433
Less liabilities and debt not represented by senior securities	(5,884,330)
Net total assets and liabilities not represented by senior securities	$518,545,103
Revolving Credit Facility	$85,000,000
Preferred Stock	$57,500,000
Asset coverage for debt securities(1)	610%
Asset coverage for senior securities(2)	364%

(1)	Asset coverage of the debt securities is calculated in accordance with Section 18(h) of the 1940 act.
(2)	Asset coverage of the senior securities including equity is calculated in accordance with Section 18(h) of the 1940 act.